UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 21, 2008

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

001-09718	25-1435979
(Commission File Number)	(IRS Employer Identification No.)

One PNC Plaza 249 Fifth Avenue Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

(412) 762-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On May 21, 2008, The PNC Financial Services Group, Inc. (the “Corporation”) closed the public offering of 500,000 Depositary Shares (the “Depositary Shares”), with each Depositary Share representing ownership of 1/10th of a share of the Corporation’s Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K (the “Series K Preferred Stock”), pursuant to an Underwriting Agreement dated May 14, 2008 (the “Underwriting Agreement”) among the Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and JP Morgan Securities Inc., as representatives of the underwriters named in Schedule II thereto. The Depositary Shares and the Series K Preferred Stock have been registered under the Securities Act of 1933, as amended, by a registration statement on Form S-3 (File No. 333-139912) (the “Registration Statement”). The following documents are being filed with this report and incorporated by reference into the Registration Statement: (a) the Underwriting Agreement, (b) the Deposit Agreement dated May 21, 2008 between the Corporation, PNC Bank, National Association and the holders from time to time of the Depositary Receipts described therein, (c) the Form of Certificate Representing the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K, and (d) the Form of Depositary Receipt.

As previously reported, on May 15, 2008 the Corporation filed Amendment No. 1 to its Amended and Restated Articles of Incorporation (the “Amendment”) for the purpose of fixing the designations, preferences, limitations and relative rights of its Series K Preferred Stock. A copy of the Amendment is incorporated by reference herein as Exhibit 4.1 and is incorporated into the Registration Statement by reference.

The foregoing description of the Depositary Shares and the Series K Preferred Stock and other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these securities and documents, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed herewith:

1.1	Underwriting Agreement, dated as of May 14, 2008, among the Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and JP Morgan Securities Inc.

4.1	Amendment No. 1 to the Amended and Restated Articles of Incorporation with respect to the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K dated May 15, 2008.

4.2	Form of Certificate Representing the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K.

4.3	Deposit Agreement dated May 21, 2008, between the Corporation, PNC Bank, National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

	By:	/s/ Samuel R. Patterson
	Name:	Samuel R. Patterson
Date: May 27, 2008	Title:	Controller

EXHIBIT INDEX

Number	Description	Method of Filing

1.1	Underwriting Agreement, dated as of May 14, 2008, among the Corporation, Merrill Lynch, Pierce, Fenner & Smith Incorporated and JP Morgan Securities Inc.	Filed herewith.

4.1	Amendment No. 1 to the Amended and Restated Articles of Incorporation with respect to the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K dated May 15, 2008.	Incorporated herein by reference to Exhibit 3.1 of the Corporation’s Form 8-K dated May 14, 2008 and filed May 16, 2008.

4.2	Form of Certificate Representing the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series K.	Filed herewith.

4.3	Deposit Agreement dated May 21, 2008, between the Corporation, PNC Bank National Association and the holders from time to time of the Depositary Receipts described therein.	Filed herewith.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).	Filed herewith.